UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): September 7, 2017

Neuralstem, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876
(Address of Principal Executive Offices) (Zip Code)

301-366-4960
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events.

On September 7, 2017, Neuralstem, Inc. (the “Company”) announced that it has been awarded two additional patents by the United States Patent and Trademark Office.  U.S. Patent No. 9,744,194 covers methods of treating neurodegenerative disorders through transplantation of neural stem cells and U.S. Patent No. 9,750,769 covers neural stem cells engineered to express IGF-1, a neurotrophic molecule with broad therapeutic potential in the treatment of neurodegenerative disorders.  A copy of the press release is attached to this report as Exhibit 99.01.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.01	Press Release dated September 7, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neuralstem, Inc.

Date: September 7, 2017	By:	/s/ Richard Daly
Richard Daly
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.01	Press Release dated September 7, 2017